UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2020

The ExOne Company

(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	XONE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 18, 2020, The ExOne Company (the “Company”) entered into an unsecured promissory note (the “Note”) in favor of The Huntington National Bank (the “Lender”) reflecting a loan in the principal amount of $2,193,512 (the “Loan”). The Loan is granted pursuant to the Paycheck Protection Program (the “PPP”) administered by the United States Small Business Administration (the “SBA”) as part of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”).

Pursuant to the terms of the Note, the Loan bears interest at a rate of 1.00% per annum and matures on April 18, 2022 (the “Maturity Date”). Principal and interest payments on the Loan are deferred until November 18, 2020, at which time equal installments of principal and interest will be due and payable monthly through the Maturity Date. The Note may be prepaid by the Company at any time prior to maturity without penalty. If the Company defaults on the Note, the Lender may, at its option, accelerate the maturity of the Company’s obligations under the Note.

Pursuant to the terms of the PPP, the Loan, or a portion thereof, may be forgiven if Loan proceeds are used for qualifying expenses as described in the CARES Act, such as payroll costs, costs used to continue group health care benefits, mortgage interest payments, rent and utilities. The Company intends to use all or a significant majority of the Loan proceeds for qualifying expenses. The terms of the Loan, including eligibility and forgiveness, may be subject to further requirements in regulations and guidance adopted by the SBA.

A copy of the Note is expected to be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The ExOne Company
(Registrant)

April 23, 2020	/s/ Loretta L. Benec
(Date)	Loretta L. Benec
General Counsel & Corporate Secretary